UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)           May 22, 2009

OHIO LEGACY CORP

(Exact name of registrant as specified in its charter)

Ohio	000-31673	34-1903890
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2375 Benden Drive Suite C
Wooster, OH 44691

(Address of principal executive offices) (Zip Code)

     Registrant’s telephone number, including area code           (330) 263-1955

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01

Ohio Legacy Corp Announces
Vote at Annual Shareholders Meeting

WOOSTER, Ohio – May 22, 2009 -- Shareholders of Ohio Legacy Corp (Nasdaq: OLCB) voted at the 2009 annual meeting of shareholders to elect four directors.

Speaking at the Company's annual meeting held May 19, 2009, President and Chief Executive Officer D. Michael Kramer discussed several topics, including fiscal year 2008 results, 2009 projections and other industry and economic trends and factors. The presentation can be viewed on the Company’s website at www.ohiolegacycorp.com.

Elected directors are J. Edward Diamond, Daniel H. Plumly, D. William Allen and Scott J. Fitzpatrick.

About Ohio Legacy Corp

Ohio Legacy Corp is a bank holding company headquartered in Wooster, Ohio. Its subsidiary, Ohio Legacy Bank, N.A. provides financial services to small businesses and consumers through four full-service banking locations in Canton and Wooster, Ohio.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 22, 2009

Ohio Legacy Corp
(Registrant)

/s/ Vanessa M. Richards
Senior Vice President and
Chief Financial Officer